UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2015

Resort Savers, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Room 1309 Wanjun Jingmao Building
No. 21 Baoxing Road
Boa An Central, Shenzen, China 518133
 (Address of principal executive offices)

Registrant's Telephone Number, including area code:  0086-0755-23106825

_________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On May 12, 2015, the Company, by and through its wholly-owned subsidiary, Xing Rui International Investment Holding Group, Ltd., signed a Definitive Letter of Intent with the stockholders of Kashi Jinju Colour Printing Packaging Co. LTD., a Peoples Republic of China corporation ("Kashi Jinju").  The stockholders of Kashi Jinju and the Company intend to enter into a share exchange, wherein the stockholders of Kashi Jinju will exchange 80% of the issued and outstanding shares of stock of Kashi Jinju for 32,000,000 shares of Resort Savers common stock.

Item 9.01 Financial Statements and Exhibits

Other Exhibits

The following exhibits are filed with this Form 8-K.

NUMBER                          EXHIBIT
10	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Zho Gui Bin
                                                      ____________
Zhou Gui Bin, President